UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Design Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

We are filing the accompanying revised Proxy Statement on Schedule 14A for the sole purpose of including certain Inline eXtensible Business Reporting Language data tagging, which was inadvertently omitted from the original Proxy Statement. There are no other modifications or updates to any disclosures included in the original Proxy Statement.

DESIGN THERAPEUTICS, INC.

6005 Hidden Valley Road, Suite 110,

Carlsbad, California 92011

(858) 293-4900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2025

Dear Stockholder:

I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Design Therapeutics, Inc. (“Design”), which will be held on Tuesday, June 10, 2025 at 8:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting https://www.proxydocs.com/DSGN. We are holding the Annual Meeting for the following purposes:

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To elect the Board of Directors’ three nominees for Class I director named herein to serve for three-year terms until the 2028 Annual Meeting of Stockholders.
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To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
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To transact other business that may properly come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The Annual Meeting will be held virtually through a live webcast. The record date for the Annual Meeting is April 15, 2025. Only stockholders of record at the close of business on the record date are entitled to vote and attend the Annual Meeting. To attend, vote during or submit questions for the Annual Meeting via live webcast, you must register prior to the deadline of Monday, June 9, 2025 at 5:00 p.m. Eastern Time by visiting https://www.proxydocs.com/DSGN and entering the 12-digit Control Number included in your Notice of Internet Availability or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 7:45 a.m. Pacific Time.

On behalf of Design, I would like to thank you for your continued support.

By Order of the Board of Directors,

Pratik Shah, Ph.D.

President, Chief Executive Officer and Chairperson

Carlsbad, California

April 24, 2025

You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, we urge you to submit your vote via the internet, telephone or mail as instructed in these materials as soon as possible to ensure your shares are represented. Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DESIGN THERAPEUTICS, INC.

6005 Hidden Valley Road, Suite 110

Carlsbad, California 92011

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

June 10, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (sometimes referred to as the “Board”) of Design Therapeutics, Inc. (sometimes referred to as “we,” “us,” the “Company” or “Design”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting (the “Annual Meeting” or the “meeting”). All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 28, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 8, 2025.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote during and ask questions to be presented at the Annual Meeting by registering in advance at https://www.proxydocs.com/DSGN prior to the deadline of Monday, June 9, 2025 at 5:00 p.m. Eastern Time. If you are a stockholder of record, you will be asked to provide the 12-digit Control Number from your Notice or proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

The Annual Meeting will be held on Tuesday, June 10, 2025 at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures. Information on how to vote online during the Annual Meeting is discussed below.

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on April 15, 2025.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast visit https://www.proxydocs.com/DSGN and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Where can we get technical assistance if we are having trouble accessing the meeting or during the meeting?

If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

For the Annual Meeting, how do we ask questions of management and the Board?

Stockholders may submit questions relevant to the proposals to be voted on at the Annual Meeting by submitting those questions in advance of the Annual Meeting through https://www.proxydocs.com/DSGN prior to the deadline of Monday, June 9, 2025 at 5:00 p.m. Eastern Time. We plan to spend up to 15 minutes answering appropriate stockholder questions at the Annual Meeting and will include as many stockholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted during the Annual Meeting through https://www.proxydocs.com/DSGN.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 15, 2025, will be entitled to vote at the Annual Meeting. On the record date, there were 56,768,678 shares of common stock outstanding and entitled to vote.

A list of our stockholders of record will be available for examination by any stockholder at the Company’s headquarters listed above during the Company’s regular business hours for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting date. If you would like to view the list, please email us at Investors@designtx.com.

Stockholder of Record: Shares Registered in Your Name

If on April 15, 2025, your shares were registered directly in your name with Design Therapeutics, Inc.’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 15, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are two matters scheduled for a vote:

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Election of the Board of Directors’ three nominees for Class I director named in this proxy statement to serve for three-year terms until the 2028 Annual Meeting of Stockholders (Proposal 1); and

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Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for our fiscal year ending December 31, 2025 (Proposal 2).

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card or other form of proxy.

How do I vote?

With respect to the election of the director nominees, you may either vote “For” all of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee that you specify. For the ratification of our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or you may vote by proxy over the telephone, through the internet or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote at the meeting even if you have already voted by proxy. This is only required if you want to change your original vote, since votes will not be double counted.

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To vote during the Annual Meeting, visit https://www.proxydocs.com/DSGN (you will need the Control Number printed on your Notice or proxy registration confirmation email). You must register in advance at https://www.proxydocs.com/DSGN prior to the deadline of Monday, June 9, 2025 at 5:00 p.m. Eastern Time to be able to vote during the Annual Meeting.
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To vote prior to the Annual Meeting, you may vote via the internet; by telephone; or by completing and returning a proxy card or voting instruction form, as described below.
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To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
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To vote over the telephone, dial toll-free 866-665-0987 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Control Number from the Notice. Your telephone vote must be received prior to the start of the Annual Meeting to be counted.
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To vote through the internet prior to the meeting, go to www.proxypush.com/DSGN and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the Control Number from the Notice or proxy card. Your internet vote must be received prior to the start of the Annual Meeting to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from Design Therapeutics, Inc. To vote prior to the Annual Meeting, simply follow the voting instructions in the Notice by the deadline specified therein to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank by the voting deadline specified by your broker or bank. To vote at the Annual

Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 15, 2025.

What happens if I do not vote?

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposal 1, is considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on Proposal 1 in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all three of the Board of Directors' nominees for director, and “For” ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may submit another properly completed proxy card with a later date.
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You may grant a subsequent proxy by telephone or through the internet.
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You may send a timely written notice that you are revoking your proxy to Design Therapeutics’ Corporate Secretary at 6005 Hidden Valley Road, Suite 110, Carlsbad, California 92011. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day preceding the date of the Annual Meeting.
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You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 29, 2025, to Design Therapeutics, Inc., Attn: Corporate Secretary, 6005 Hidden Valley Road, Suite 110, Carlsbad, California 92011. If you wish to submit a proposal (including a director nomination) at the 2026 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, your written request must be received by our Corporate Secretary between February 10, 2026 and March 12, 2026. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold,” and broker non-votes; and, with respect to Proposal 2, votes “For” and “Against” and abstentions. “Withhold” votes will have no effect on Proposal 1. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal. We do not expect there to be any broker non-votes on Proposal 2.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with this proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

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For Proposal 1, the election of directors, the three nominees receiving the most “For” votes from the holders of shares present online or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. Broker non-votes will have no effect.
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To be approved, Proposal 2, the ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, must receive “For” votes from the holders of a majority of shares present online or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online at the meeting or represented by proxy. On the record date, there were 56,768,678 shares outstanding and entitled to vote. Thus, the holders of 28,384,339 shares must be present online or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chair of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board of Directors presently has seven members. There are three directors in Class I whose term of office expires at the Annual Meeting: Heather Berger, Ph.D., Rodney Lappe, Ph.D., and John Schmid. Each of the nominees listed below is currently a director of the Company and was recommended for nomination to the Board of Directors at the Annual Meeting by the Nominating and Corporate Governance Committee of the Board of Directors, and each was previously elected by our stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2028 Annual Meeting of Stockholders and until their successor has been duly elected and qualified, or, if sooner, until their death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. The following directors of the Company attended the 2024 Annual Meeting of Stockholders: Pratik Shah, Ph.D.; Deepa Prasad; and John Schmid.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute designated by our Board of Directors, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, and high-level management experience necessary to oversee and direct the Company’s business. The Nominating and Corporate Governance Committee and the Board of Directors also seek to attain diversity and balance among directors of viewpoints and backgrounds. To those ends, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board of Directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment, and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of the director/nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
1. Director Nominees
Heather Berger, Ph.D.	I	50	Director	2021	2025	2028
Rodney Lappe, Ph.D.	I	70	Director	2019	2025	2028
John Schmid	I	62	Director	2020	2025	2028
2. Continuing Directors
Simeon George, M.D.	II	48	Director	2020	2026	—
Arsani William, M.D.	II	36	Director	2021	2026	—
Deepa Prasad	II	45	Director	2021	2026	—
Pratik Shah, Ph.D.	III	55	President, Chief Executive Officer, Director and Chairperson	2017	2027	—

Nominees for Election for a Three-year Term Expiring at the 2028 Annual Meeting

Heather Berger, Ph.D., has served as a member of our Board of Directors since June 2021. Dr. Berger has served as Chief Business Officer of Iolyx Therapeutics since May 2023. From September 2020 to December 2022, Dr. Berger served as a Principal at SR One. Dr. Berger was previously a Principal at S.R. One, Limited (now called GSK Equity Investments, Limited), an indirect, wholly-owned subsidiary of GlaxoSmithKline plc, from April 2019 to September 2020. From January 2017 to December 2018, Dr. Berger was a Principal at Sofinnova Ventures focusing on biopharmaceutical investments. Dr. Berger served as a Senior Vice President and biotechnology sell-side analyst at Wedbush Securities from August 2014 to December 2016, preceded by a role as an associate at JMP Securities from September 2010 to June 2014. Prior to this, Dr. Berger worked in early-stage drug discovery at the Astellas Research Institute and was also an adjunct professor at the Feinberg School of Medicine at Northwestern University. Dr. Berger served as a member of the board of directors of Entasis Therapeutics Holdings Inc. from August 2017 to July 2022 and a member of the board of directors of Second Genome from November 2020 to December 2022. Dr. Berger received her Ph.D. in Chemistry from Northwestern University, an M.S. in Organic Chemistry from the Weizmann Institute of Science and her B.S. from Tufts University.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. Berger’s experience in the life science industry and her investment firm experience provide her with the qualifications and skills to serve on our Board.

Rodney Lappe, Ph.D., has served as a member of our Board of Directors since July 2019 and as a consultant to the Company since November 2023. From June 2012 to February 2019, Dr. Lappe served as Executive Chairman, Chairman and a member of the board of directors for Mirati Therapeutics, Inc. From January 2012 to April 2019, Dr. Lappe served as the Senior Vice President of Tavistock Life Sciences Co., a private investment firm. From January 2004 to December 2011, Dr. Lappe was Group Senior Vice President, Pfizer Worldwide Research and Development and Chief Scientific Officer for CovX Pharmaceuticals Inc. (CovX). Dr. Lappe joined Pfizer with the CovX acquisition in January 2008. From August 2000 to December 2003, Dr. Lappe served as Vice President for cardiovascular and metabolic diseases at Pharmacia Group. He was also site leader for Pharmacia in St. Louis. Prior to joining Pharmacia, he held positions of increasing responsibility with Wyeth Pharmaceuticals, Rorer Central Research, CIBA Geigy and Searle Pharmaceuticals. Dr. Lappe received his B.A. from Blackburn College and his Ph.D. in Pharmacology from Indiana University.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. Lappe is qualified to serve on our Board due to his extensive experience managing pharmaceutical and biotechnology companies.

John Schmid has served as a member of our Board of Directors since November 2020. Mr. Schmid has served as a member of the boards of directors of AnaptysBio, Inc. since June 2015, Bright Peak Therapeutics since March 2025, Helix Acquisition Corp II since February 2024, and Xeris Pharmaceuticals since September 2017. In addition, Mr. Schmid serves as chairman of the board of directors of Speak, Inc., a speakers bureau, which he helped found in 1989. Mr. Schmid also served as a member of the board of directors of Poseida Therapeutics Inc. from July 2018 to January 2025, Blacksmith Medicines (formerly known as Forge Therapeutics, Inc.) from May 2017 to April 2024, Neos Therapeutics from June 2015 to March 2021 and Helix Acquisition Corporation from October 2020 to April 2022. From September 2013 to June 2015, Mr. Schmid served as Chief Financial Officer of Auspex Pharmaceuticals, Inc. until its sale to Teva Pharmaceutical Industries Ltd. From June 2004 to September 2013, Mr. Schmid co-founded Trius Therapeutics where he served as the Chief Financial Officer until its merger with Cubist Pharmaceuticals, Inc. From 1998 to 2003, Mr. Schmid served as the Chief Financial Officer of GeneFormatics, Inc. From 1995 to 1998, Mr. Schmid served as the Chief Financial Officer of Endonetics Inc. Mr. Schmid received a B.A. in Economics from Wesleyan University and an M.B.A. from the University of San Diego.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Schmid is qualified to serve on our Board due to his extensive financial experience and leadership positions at multiple biopharmaceutical companies.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEES

Directors Continuing Office Until the 2026 Annual Meeting

Simeon George, M.D., has served as a member of our Board of Directors since February 2020 and as our Lead Independent Director since August 2023. Since September 2020, Dr. George has served as the Chief Executive Officer and Managing Partner of SR One, a transatlantic biotechnology venture capital firm. Dr. George previously served in various roles at S.R. One, Limited (now called GSK Equity Investments, Limited), an indirect, wholly-owned subsidiary of GlaxoSmithKline plc, from 2007 to September 2020, most recently serving as Chief Executive Officer from January 2018 to September 2020. From 2006 to 2007, Dr. George was a consultant at Bain & Company, and in 2004 he was an investment banker at Goldman Sachs. Dr. George currently serves on the boards of directors of the following public companies: CRISPR Therapeutics AG since March 2015 and Nkarta, Inc. since February 2020 (and previously from February 2015 to September 2017). Dr. George also served on the boards of directors of Turning Point Therapeutics, Inc. from May 2017 through its acquisition in August 2022, Principia Biopharma Inc. from February 2011 through its acquisition in September 2020, Progyny from May 2012 until October 2019, HTG Molecular Diagnostics, Inc., from June 2011 until October 2015, and Genocea Biosciences, Inc., from February 2009 to December 2014. Dr. George received his B.A. in Neuroscience from the Johns Hopkins

University, where he graduated Phi Beta Kappa. He received his M.D. from the University of Pennsylvania School of Medicine and his M.B.A. (Mayer Scholar) from the Wharton School of the University of Pennsylvania.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. George is qualified to serve on our Board due to his experience in the life sciences industry and the venture capital industry, and his leadership and management experience.

Arsani William, M.D., has served as a member of our Board of Directors since January 2021. Dr. William has served as Managing Partner and Chief Investment Officer of Logos Capital since its founding in August 2019. Prior to founding Logos, Dr. William served as an investment professional at Farallon Capital Management from September 2016 to January 2019 where he helped grow the development of Farallon’s biopharma portfolio. Dr. William holds an M.D. from Harvard Medical School where he was a Gerald S. Foster Scholar, an MBA from Stanford’s Graduate School of Business, and a BS with Honors in Biology from Stanford University.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. William is qualified to serve on our Board due to his experience in the life sciences industry and the venture capital industry, and his leadership and management experience.

Deepa Prasad has served as a member of our Board of Directors since June 2021. Ms. Prasad is currently the Executive Director of the Robinson Life Sciences Business and Entrepreneurship Program at University of California, Berkeley since February 2023. Ms. Prasad was President and CEO of vTv Therapeutics from October 2021 through March 2022. Prior to joining vTv, Ms. Prasad was managing director at WestRiver Group from September 2019 to October 2021. Ms. Prasad was Chief of Staff at Blue Shield of California from May 2018 to August 2019, Regional Vice President at Optum from May 2017 to May 2018, Head of Managed Care at California Hospital Association from 2014 to December 2017, and Vice President, Financial Strategy and Business Development at Coherus Biosciences from 2012 to 2014. Ms. Prasad holds a B.S. from University of California, Berkeley and an M.B.A. from Northwestern University – Kellogg School of Management.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Ms. Prasad is qualified to serve on our Board due to her financial and operational expertise and her experience in the finance and life sciences industries.

Directors Continuing Office Until the 2027 Annual Meeting

Pratik Shah, Ph.D., has served as our President, Chief Executive Officer and Chairperson since August 2023 and before that served as our Executive Chairperson and a member of our Board of Directors since December 2017. Dr. Shah also serves as the Chairperson of the board of directors for ARS Pharmaceuticals, Inc. and has been a member of its board of directors since April 2016. He has also served as President of Marlinspike Group, LLC since August 2018 and of Marlinspike Group, Inc. from June 2015 to October 2020. Dr. Shah served as the Chairman of the board of directors of Synthorx, Inc. from October 2018 until its acquisition by Sanofi S.A. in January 2020. Dr. Shah also served as the President and Chief Executive Officer and Chairman of the board of directors of Auspex Pharmaceuticals, Inc. from October 2013 until its acquisition by Teva Pharmaceuticals Industries Ltd. in May 2015. From 2004 to 2014 he was a partner at Thomas, McNerney & Partners. Dr. Shah holds a B.S. in Biological Sciences from the University of California at Irvine and a Ph.D. in Biochemistry and Molecular Biology and an M.B.A. in Finance, both from the University of Chicago.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. Shah is qualified to serve on our Board due to his ongoing service as our Chief Executive Officer, as well as his extensive experience as a director and executive officer of biopharmaceutical companies and his background as a venture capitalist in the biopharmaceutical industry.

Board Diversity

As of our record date, 71% of our directors were women or racially or ethnically diverse individuals. We believe that our current directors possess diverse professional experiences, skills and backgrounds, in addition to, among other characteristics, high standards of personal and professional ethics and valuable knowledge of our business and our industry.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all our directors, other than Dr. Shah, are independent within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

Our Board maintains the flexibility to determine whether the roles of Chairperson and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated Lead Independent Director, would not result in better governance or oversight.

At this time, the Board believes that our current Chief Executive Officer is best situated to serve as Chairperson of the Board. Dr. Shah co-founded our company and is highly knowledgeable and has longstanding experience with respect to our business, operations and industry and ongoing executive responsibility for the Company. Dr. Shah is well positioned to identify strategic priorities and lead the Board’s consideration and analysis of such priorities. In addition, Dr. Shah offers a robust understanding of risks facing the Company. In the Board’s view, this enables the Board to better understand the Company and work with management to enhance stockholder value. In addition, the Board believes that this structure enables it to better fulfill its risk oversight responsibilities and enhances the ability of the Chief Executive Officer to effectively communicate the Board’s view to management.

The Board appointed Dr. George as the Lead Independent Director in August 2023 to help reinforce the independence of the Board as a whole. The position of Lead Independent Director has been structured to serve as an effective balance to a combined Chairperson and Chief Executive Officer: the Lead Independent Director is empowered to, among other duties and responsibilities, preside over Board meetings in the absence of the Chairperson, act as liaison between the Chairperson and the independent directors, preside over meetings of the independent directors, and consult with the Chairperson in planning and setting schedules and agendas for Board meetings to be held during the year. As a result, we believe that the Lead Independent Director can help ensure the effective independent functioning of the Board of Directors in its oversight responsibilities. In addition, we believe that the Lead Independent Director is well-positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chairperson, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In addition, we have a separate chair for each committee of our Board of Directors. The chair of each committee is expected to report annually to our Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.

Stockholder Communications with the Board of Directors

Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Corporate Secretary at Design Therapeutics, 6005 Hidden Valley Road, Suite 110, Carlsbad, California 92011. Each communication must set forth: the name and address of the stockholder on whose behalf the communication is sent and the number of our shares that are owned beneficially by such stockholder as of the date of the communication. Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to the Board of Directors or such director. Communications determined by our Corporate Secretary to be appropriate for presentation to the Board of Directors or such director will be submitted to the Board of Directors or such director on a periodic basis.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. The full text of our Code of Business Conduct and Ethics is posted on our website at www.designtx.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waivers from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Role of the Board of Directors in Risk Oversight

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the full Board of Directors. The Audit Committee receives reports from management periodically regarding our assessment of risks, including quarterly updates related to cybersecurity risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks we face and our general risk management strategies. While the Board of Directors oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board of Directors expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Audit Committee and the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board of Directors leadership structure, which also emphasizes the independence of the Board of Directors in its oversight of our business and affairs, supports this approach.

Meetings of the Board of Directors

The Board of Directors met four times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has four committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee. The following table provides membership and meeting information for calendar year 2024 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance		Research and Development Committee
Heather Berger, Ph.D.	X	^					X
Simeon George, M.D.			X		X
Rodney Lappe, Ph.D.					X	*	X	*
Deepa Prasad	X
John Schmid**	X	*	X
Pratik Shah, Ph.D.
Arsani William, M.D.	X		X	*
Stella Xu, Ph.D.							X	^^
Total meetings in calendar 2024	4		2		1		4

* Committee Chairperson

** Financial Expert, as defined by section 407 of the Sarbanes-Oxley Act of 2002

^ Dr. Berger joined the Audit Committee on April 1, 2024.

^^ Dr. Xu resigned from the Research and Development Committee on April 1, 2024.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Below is a description of each committee of the Board of Directors.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, the Audit Committee performs several functions which include, among other things:

•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•
monitoring the rotation of partners of our independent auditors on our engagement team as required by law;
•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
•
reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•
reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;
•
preparing the report that the SEC requires in our annual proxy statement;
•
reviewing and providing oversight of any related-person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;
•
reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;
•
reviewing our material risks related to data privacy, technology and information security, including cybersecurity, threats and backup-of information systems and cybersecurity risks related to artificial intelligence;
•
reviewing on a periodic basis our investment policy; and
•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

The current members of the Audit Committee are Mr. Schmid, Ms. Prasad and Drs. William and Berger, with Mr. Schmid serving as the chair. Our Board of Directors has determined that each member of the Audit Committee is an independent director under Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and under Rule 10A-3 under the Exchange Act. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our Board of Directors has determined that Mr. Schmid qualifies as an Audit Committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Listing Rules. In making this determination, our Board of Directors has considered Mr. Schmid’s formal education and the nature and scope of his experience with public companies. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

The Audit Committee charter can be found on our website at www.designtx.com in the Corporate Governance section.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight board (“PCAOB”) and the Securities and Exchange Commission. The Audit

Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

John Schmid (Chair)

Deepa Prasad

Arsani William

Heather Berger, Ph.D.

* The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee currently consists of Drs. George and William and Mr. Schmid, with Dr. William serving as the chair. Our Board of Directors has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the Nasdaq independence requirements. The Compensation Committee charter can be found on our website at www.designtx.com in the Corporate Governance section. The Charter is reviewed and updated annually, or as may be warranted from time to time. The functions of the Compensation Committee include, among other things:

•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board of Directors regarding) our overall compensation strategy and policies;
•
reviewing and approving (or in the case of the chief executive officer or, for other executive officers, if the Compensation Committee otherwise deems appropriate, making recommendations to the full Board of Directors regarding) the compensation and other terms of employment of our executive officers;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
•
reviewing and making recommendations to the full Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•
establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;
•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
administering our equity incentive plans;
•
establishing policies with respect to equity compensation arrangements;
•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;
•
reviewing and making recommendations to the full Board of Directors regarding the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;
•
reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•
preparing the report that the SEC requires in our annual proxy statement (if applicable);
•
reviewing updates from the Company's management on human capital matters; and
•
reviewing and assessing on an annual basis the performance of the compensation committee and the compensation committee charter.

Typically, we will plan for the Compensation Committee to meet quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, Chief Operating Officer or General Counsel. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, nor is he present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives, respectively. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities, and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority, in its sole discretion, to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

The Compensation Committee or the Board of Directors upon recommendation from the Compensation Committee, makes significant adjustments to annual compensation, determines bonus and equity awards, and establishes new performance objectives at one or more meetings held during the first quarter of the year or at the end of the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Board of Directors upon recommendation from the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

Our Compensation Committee enlists the services of a third-party company to conduct an analysis of our compensation practices compared with current market practices. In August 2020, we engaged the services of FW Cook, to conduct a review and analysis of our executive and director compensation compared with current market practices and a peer group of companies, to be used for setting 2021 executive and director compensation levels. The 2021 peer group, which was updated in 2022, 2023 and 2024, was chosen based on several characteristics including: comparable stage in key product and corporate development, similar growth and performance potential and market capitalization. Effective March 2021, FW Cook, reports directly to the Chair of the Compensation Committee. The Compensation Committee has assessed the independence of FW Cook according to the six factors mandated by SEC and Nasdaq listing standards. After conducting this assessment and considering any potential conflicts of interest, the Compensation Committee concluded that the continued engagement of FW Cook did not raise any conflict of interest and did not adversely affect FW Cook’s independence.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.

Our Nominating and Corporate Governance Committee consists of Dr. Lappe and Ms. Prasad. Our Board of Directors has determined that each of the members of this committee satisfies the Nasdaq Stock Market independence requirements. Dr. Lappe serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has a charter, which can be found on our website at www.designtx.com in the Corporate Governance section. The Charter is reviewed and updated annually, or as may be warranted from time to time. The functions of this committee include, among other things:

•
identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;
•
determining the minimum qualifications for service on our Board of Directors;
•
evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;
•
evaluating, nominating and recommending individuals for membership on our Board of Directors;
•
evaluating nominations by stockholders of candidates for election to our Board of Directors;
•
considering and assessing the independence of members of our Board of Directors;
•
developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application and recommending to our Board of Directors any changes to such policies and principles;
•
considering questions of possible conflicts of interest of directors as such questions arise;

•
reviewing and assessing on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter; and
•
recommending to the Board of Directors an individual to serve as Lead Independent Director if determined to be necessary or appropriate by the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee believes that the candidate for director has the integrity, experience, judgment, commitment (including having sufficient time to devote to us and level of participation), skills, perspective, and expertise appropriate for us. In assessing the directors, both individually and collectively, the Nominating and Corporate Governance Committee considers our current needs and the needs of the Board of Directors, to maintain a balance of knowledge, experience, capability, geography, thought, viewpoints, backgrounds, skills, and expertise. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements, and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers backgrounds, age, skills, and such other factors as it deems appropriate given our current needs and the needs of the Board of Directors, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. Any search firm retained to assist the Nominating and Corporate Governance Committee in seeking candidates for the Board of Directors will be instructed to seek to include diverse candidates in terms of geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus. In addition, the Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the way it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 6005 Hidden Valley Road, Suite 110, Carlsbad, California 92011, Attn: Corporate Secretary, no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the one year anniversary of the preceding year’s annual meeting. Submissions must include, among other things, (1) the name and address of the stockholder on whose behalf the submission is made; (2) number of our shares that are owned beneficially by such stockholder as of the date of the submission; (3) the full name of the proposed candidate; (4) description of the proposed candidate’s business experience for at least the previous five years; (5) complete biographical information for the proposed candidate; (6) a description of the proposed candidate’s qualifications as a director; and (7) any other information required by our amended and restated bylaws. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as our independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Research and Development Committee

Our Research and Development Committee consists of Drs. Lappe and Berger. Dr. Lappe serves as the chair of our Research and Development Committee. The functions of this committee include, among other things:

•
reviewing our current and planned research and development (R&D) and associated business development programs and initiatives and providing feedback to our management team on such programs and initiatives from a scientific perspective;
•
(i) advising our Board of Directors regarding the quality, direction and competitiveness of our R&D programs and initiatives, (ii) providing strategic recommendations on our R&D and associated business development programs and initiatives to our Board of Directors and (iii) evaluating our progress in achieving long-term strategic R&D goals and objectives;
•
recommending to our management team, as requested, experts to provide strategic and technical advice;
•
providing a general oversight function regarding our R&D organizations and personnel and making regular reports to our Board of Directors, as appropriate;
•
reviewing new and emerging trends in health care, science and technology to assist our management team in making well informed choices in the allocation of our R&D resources; and
•
reviewing and assessing on a periodic basis the performance of the Research and Development Committee and the Research and Development Committee Charter.

Insider Trading Policy; Hedging and Pledging Policies

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Our Insider Trading Policy also prohibits each of our directors, officers and other employees from (i) placing securities into a margin account, (ii) pledging any of the Company’s stock as security or borrow against such stock, (iii) trading in put or call options with respect to the Company’s stock, (iv) engaging in short sales of the Company’s stock, or (v) engaging in hedging transactions or other inherently speculative transactions with respect to the Company’s stock.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since 2020. Representatives of Ernst & Young LLP are expected to be present online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and 2023, by Ernst & Young LLP, our independent registered public accounting firm for those periods. All fees described below were pre-approved by the Audit Committee or the Board of Directors.

	Year Ended December 31,
	2024	2023
Audit Fees (1)	$479,176	$435,417
Tax Fees (2)	—	—
Total Fees	$479,176	$435,417

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.
(2)
“Tax Fees” consist of fees billed for professional services rendered by Ernst & Young LLP for tax planning.

In connection with the audit of the 2024 financial statements, we entered into an engagement agreement with Ernst & Young LLP, which sets forth the terms under which Ernst & Young LLP performed audit services for us.

Pre-Approval Policies and Procedures

The Audit Committee must pre-approve the audit and non-audit services rendered by our independent registered public accounting firm. The Audit Committee has adopted a policy and procedures for the pre-approval of such audit and non-audit services. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide such service. The pre-approval authority may be delegated to one or more of the Audit Committee’s members, but any pre-approval decisions must be reported to the full Audit Committee at its next scheduled meeting. Pursuant to the policy, the Audit Committee has delegated pre-approval authority to its Chair.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 24, 2025:

Name	Age	Position(s)
Pratik Shah, Ph.D.	55	President, Chief Executive Officer and Chairperson (principal executive and financial officer)
Sean Jeffries, Ph.D.	45	Chief Operating Officer
Chris M. Storgard, M.D.	59	Chief Medical Officer

The following is biographical information for our executive officers other than Dr. Shah, whose biographical information is included under Proposal 1.

Sean Jeffries, Ph.D., has served as our Chief Operating Officer since January 2021 and as our Chief Business Officer from May 2019 to January 2021. Dr. Jeffries served as a principal of Marlinspike Group, Inc. from February 2018 to December 2018 and Marlinspike Group, LLC from January 2019 to February 2020. From April 2014 to January 2018, Dr. Jeffries worked as a Management Consultant at The Boston Consulting Group leading biopharma R&D strategy projects as a core member of the Healthcare and Private Equity groups. Dr. Jeffries holds a B.A. in Computer Science from the College of Wooster and a Ph.D. in Physiology, Development and Neuroscience from the University of Cambridge.

Chris M. Storgard, M.D., has served as our Chief Medical Officer since April 2025. Dr. Storgard served as Chief Medical Officer of ADARx Pharmaceuticals, Inc. from April 2024 to March 2025. From December 2019 to March 2024, Dr. Storgard served as Chief Medical Officer of Heron Therapeutics, Inc. after serving as its Senior Vice President, Clinical Development from November 2018 to December 2019. Dr. Storgard also served as Chief Medical Officer of Fate Therapeutics, Inc from May 2016 to November 2018. Dr. Storgard holds an M.D. and BSc from the University of Saskatchewan and is board-certified in Rheumatology and Internal Medicine.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2025 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 56,768,678 shares outstanding on March 31, 2025, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is c/o Design Therapeutics, Inc., 6005 Hidden Valley Road, Suite 110, Carlsbad, California 92011.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders:
Aseem Z. Ansari, Ph.D. (1)	7,704,127	13.6%
SR One Capital Fund I Aggregator, LP (2)	6,526,476	11.5%
Logos Global Master Fund LP (3)	4,217,627	7.4%
Quan Venture Fund II, L.P. (4)	3,996,946	7.0%
Light Irrevocable Trust #1 dated April 22, 2019 (5)	3,834,355	6.8%
Star Irrevocable Trust #1 dated April 22, 2019 (6)	3,834,355	6.8%
Named Executive Officers and Directors:
Pratik Shah, Ph.D. (7)	1,154,548	2.0%
Sean Jeffries, Ph.D. (8)	1,243,836	2.2%
Simeon George, M.D. (9)	6,588,892	11.6%
Arsani William, M.D. (10)	4,280,043	7.5%
Rodney Lappe, Ph.D. (11)	221,384	*
John Schmid (12)	120,055	*
Deepa Prasad (13)	97,416	*
Heather Berger, Ph.D. (14)	78,716	*
Jae B. Kim, M.D. (15)	265,291	*
All current executive officers and directors as a group (8 persons) (16)	13,784,890	23.5%

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Consists of (a) 7,668,711 shares of common stock held by Aseem Z. Ansari, Ph.D. and (b) 35,416 shares of common stock that Dr. Ansari has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options. The address of the principal business office for Dr. Ansari is Department of Chemical Biology & Therapeutics, Mailstop #1000, 262 Danny Thomas PL, Memphis, TN, 38105.

(2)
Consists of 6,526,476 shares of common stock held by SR One Capital Fund I Aggregator, LP (SR One Capital Fund). SR One Capital Partners I, LP (SR One Capital Partners) is the general partner of SR One Capital Fund. SR One Capital Management, LLC (SR One Capital Management) is the general partner of SR One Capital Partners. Simeon George, M.D., a member of our board of directors, is the managing member of SR One Capital Management. By virtue of such relationships, SR One Capital Partners and SR One Capital Management may be deemed to have voting and investment power with respect to the shares held by SR One Capital Fund and as a result may be deemed to have beneficial ownership of such shares. Each of SR One Capital Partners and SR One Capital disclaims beneficial ownership of the shares held by SR One Capital Fund, except to the extent of its or his pecuniary interest therein if any, and other than for the purpose of determining its obligations under Section 13(d) of the Exchange Act. The address for SR One Capital Fund I Aggregator, LP is 985 Old Eagle School Road, Suite 511, Wayne, PA 19087.
(3)
Consists of 4,217,627 shares of common stock held by Logos Global Master Fund LP (LGMF) and Logos Opportunities Fund II LP (LOF II). Logos GP LLC (Logos GP) is the general partner of LGMF, and Logos Opportunities GP LLC (LOF GP) is the general partner of LOF II. Arsani William, M.D., a member of our board of directors, is the managing member of both Logos GP and LOF GP. By virtue of such relationships, Dr. William may be deemed to have voting and investment power with respect to the shares held by LGMF and LOF II and as a result may be deemed to have beneficial ownership of such shares. Dr. William disclaims beneficial ownership of the shares held by LGMF and LOF II, except to the extent of his pecuniary interest therein if any, and other than for the purpose of determining its obligations under Section 13(d) of the Exchange Act. The address for Logos Global Management, LP is One Letterman Drive, Building C, Suite C3-350, San Francisco, CA 94129.
(4)
Consists of 3,996,946 shares of common stock held by Quan Venture Fund II, L.P. (Quan Venture Fund). Samantha Du, Marietta Wu and Stella Xu, Ph.D. are the general partners of Quan Venture Fund (the General Partners). By virtue of such relationship, the General Partners may be deemed to have voting and investment power with respect to the shares held by Quan Venture Fund and as a result may be deemed to have beneficial ownership of such shares. The General Partners disclaim beneficial ownership of the shares held by Quan Venture Fund, except to the extent of their pecuniary interest therein if any, and other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The address for Quan Venture Fund II, L.P is c/o Maples Corporate Services Ltd., PO Box 309, Ugland House Grand Cayman, Cayman Islands KY1-1104.
(5)
Consists of 3,834,355 shares of common stock held by Light Irrevocable Trust #1 dated April 22, 2019. Dunham Trust Company is the trustee of the Light Irrevocable Trust and in such capacity has the sole power to vote and dispose of such shares. Dunham Trust Company disclaims beneficial ownership of the shares held by the trust other than for the purpose of determining its obligations under Section 13(d) of the Exchange Act. The address for Light Irrevocable Trust #1 dated April 22, 2019 is 200 South Virginia Street, Suite 400, Reno, NV 89501.
(6)
Consists of 3,834,355 shares of common stock held by Star Irrevocable Trust #1 dated April 22, 2019. Dunham Trust Company is the trustee of the Star Irrevocable Trust and in such capacity has the sole power to vote and dispose of such shares. Dunham Trust Company disclaims beneficial ownership of the shares held by the trust other than for the purpose of determining its obligations under Section 13(d) of the Exchange Act. The address for Star Irrevocable Trust #1 dated April 22, 2019 is 200 South Virginia Street, Suite 400, Reno, NV 89501.
(7)
Consists of (a) 104,923 shares of common stock held by Pratik Shah Living Trust dtd 6/15/11, (b) 25,000 shares of common stock held by Dr. Shah and (c) 1,024,625 shares of common stock that Dr. Shah has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(8)
Consists of (a) 809,703 shares of common stock held by Dr. Jeffries, (b) 431,083 shares of common stock that Dr. Jeffries has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options and (c) 3,050 shares held by a household member.
(9)
Consists of (a) 62,416 shares of common stock that Dr. George has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options, and (b) the shares listed in footnote (2) above, which are held by SR One Capital Fund. Dr. George shares voting and dispositive power with respect to the shares held by SR One Capital Fund.
(10)
Consists of (a) 62,416 shares of common stock that Dr. William has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options, and (b) the shares listed in footnote (3) above, which are held by Logos Global Management. Dr. William shares voting and dispositive power with respect to the shares held by Logos Global Management.

(11)
Consists of (a) 133,024 shares of common stock held by Dr. Lappe and (b) 88,360 shares of common stock that Dr. Lappe has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(12)
Consists of (a) 30,674 shares of common stock held by Mr. Schmid, (b) 26,965 shares of common stock held by the Schmid Family Trust, and (c) 62,416 shares of common stock that Mr. Schmid has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(13)
Consists of (a) 20,000 shares of common stock held by Ms. Prasad and (b) 77,416 shares of common stock that Ms. Prasad has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(14)
Consists of (a) 1,300 shares of common stock held by Dr. Berger and (b) 77,416 shares of common stock that Dr. Berger has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(15)
Consists of 265,291 shares of common stock that Dr. Kim has the right to acquire from us within 60 days of March 31, 2025. In September 2024, Dr. Kim resigned as our Chief Medical Officer.
(16)
Consists of the shares described in note (7) through note (14) above.

EXECUTIVE AND DIRECTOR COMPENSATION

Overview

The Compensation Committee and the Board administer our compensation programs. Although focused on executive compensation, the Compensation Committee also sets the annual compensation guidelines for all our employees.

Our current principal executive officer and our only other executive officers during the year ended December 31, 2024 (“Named Executive Officers”) are:

•
Pratik Shah, Ph.D., our President, Chief Executive Officer and Chairperson,
•
Sean Jeffries, Ph.D., our Chief Operating Officer, and
•
Jae B. Kim, M.D., our Former Chief Medical Officer.

SUMMARY COMPENSATION TABLE FOR FISCAL 2024 AND 2023

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Pratik Shah, Ph.D.	2024	395,000(3)	144,000(4)	—	237,000	13,800(5)	789,800
President, Chief Executive Officer and Chairperson	2023	360,600	181,552(4)	5,613,680	148,748	13,200(5)	6,317,780
Sean Jeffries, Ph.D.	2024	432,650(6)	26,940(4)	668,500	173,060	13,852(7)	1,315,002
Chief Operating Officer	2023	416,010	—	729,602	124,803	13,200(5)	1,283,615
Jae B. Kim, M.D.(8)	2024	362,701	—	334,250	—	13,700(9)	710,651
Former Chief Medical Officer

(1)
In accordance with the SEC rules, this column reflects the aggregate grant date fair value of the awards during 2024. These amounts have been computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Assumptions used in the calculation of these amounts are included in Footnote 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by Drs. Shah, Jeffries and Kim upon the vesting, exercise, or sale of the shares of common stock underlying such awards.

(2)
Amounts represent the applicable named executive officer’s performance bonus earned for 2024 and 2023 and paid in the subsequent year, as described below under “Non-Equity Incentive Plan Compensation.”
(3)
In December 2023, our Board of Directors approved a merit increase of Dr. Shah's annual base salary from $360,600 to $395,000, effective January 1, 2024.
(4)
Amounts represent discretionary cash bonuses paid for contributions to the Company in 2024 and 2023.
(5)
Consists of matching contributions to the 401(k) plan, as further described below under “401(k) Plan”.
(6)
In December 2023, our Compensation Committee approved an increase of Dr. Jeffries’ annual base salary from $416,010 to $432,650, effective January 1, 2024.
(7)
Consists of $13,800 in matching contributions to the 401(k) plan, as further described below under “401(k) Plan” and $52 in other benefits.
(8)
In September 2024, Dr. Kim resigned as our Chief Medical Officer to pursue another opportunity and began consulting to the Company through December 2024. Dr. Kim was not a “named executive officer” during fiscal 2023 and accordingly his 2023 compensation is not presented in the table above.
(9)
Amount represents consulting fees earned by Dr. Kim during fiscal 2024 subsequent to his resignation.

Narrative to Summary Compensation Table

The elements of the compensation program for our Named Executive Officers include base salary; an annual cash (non-equity) incentive plan compensation; long-term equity awards; and, when determined necessary, limited perquisites. Certain of our Named Executive Officers also have severance benefits in their respective employment agreements (see “Employment Agreements with Named Executive Officers” and “Potential Payments Upon Termination or Change in Control” below).

Annual Base Salary

Base salaries for our Named Executive Officers are initially established through arm’s-length negotiation at the time the executive is hired, taking into consideration the qualifications, experience, and competitive market compensation paid by other companies for similar positions within the industry. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to attract and retain individuals after taking into account individual responsibilities, performance and experience.

The compensation of Dr. Jeffries is generally determined and approved by our Compensation Committee. The base salary for Dr. Shah for 2024 and 2023 was determined and approved by our Board of Directors without members of management present, based on recommendations from our Compensation Committee. In December 2024, our Compensation Committee approved a merit increase of Dr. Jefferies’ annual base salary to $484,000, effective January 1, 2025. Based on the recommendation from our Compensation Committee, our Board of Directors decided that the base salary for Dr. Shah should remain unchanged in December 2024, effective January 1, 2025.

The 2024 and 2023 annual base salaries for our Named Executive Officers are set forth in the table below.

Name	2024 Base Salary ($)	2023 Base Salary ($)
Pratik Shah, Ph.D. (1)	395,000	360,600
Sean Jeffries, Ph.D. (2)	432,650	416,010
Jae B. Kim, M.D. (3)	483,260	(4)

(1)
In December 2023, our Board of Directors approved a merit increase of Dr. Shah's annual base salary from $360,600 to $395,000, effective January 1, 2024.

(2)
In December 2023, our Compensation Committee approved an increase of Dr. Jeffries’ annual base salary from $416,010 to $432,650, effective January 1, 2024.
(3)
Dr. Kim was designated an executive officer of the Company in March 2024. In September 2024, Dr. Kim resigned as our Chief Medical Officer. The amount in the table above reflects his annual base salary rate for 2024.
(4)
Dr. Kim was not an executive officer of the Company in 2023.

Non-Equity Incentive Plan Compensation

In order to motivate and reward our executives for achievements, from time to time our Board of Directors or Compensation Committee may approve bonuses for our Named Executive Officers based on the level of achievement relative to our corporate goals and expectations for each fiscal year.

In 2023 and 2024, Drs. Shah, Jeffries and Kim were eligible to receive an annual bonus based on the achievement of pre-established corporate goals as determined by the Board of Directors or an authorized committee thereof. For 2024, these goals included research and development, pipeline and operating objectives. Pursuant to the terms of his employment agreement, Dr. Shah was entitled to a target bonus of 50% of his annual base salary (which was increased by the Board for 2024 to 60%). Dr. Jeffries’ employment agreement does not entitle him to a target bonus, but since 2021 our Compensation Committee assigned Dr. Jeffries a target bonus percentage for annual incentives, which target bonus for 2024 was 40% of his annual base salary. Pursuant to the terms of his employment agreement, Dr. Kim was eligible for a target bonus of 40% of his annual base salary, but did not receive an annual bonus for 2024 due to his resignation.

In December 2024, our Board of Directors determined that the pre-established goals were achieved at 100% for 2024 and approved an annual performance bonus for Dr. Shah of $237,000 and an annual performance bonus for Dr. Jeffries of $173,060.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align the interests of our stockholders with those of our employees, non-employee directors and consultants, including our Named Executive Officers. Our Board of Directors or an authorized committee thereof is responsible for approving equity grants.

We have historically used stock options and restricted stock awards as an incentive for long-term compensation to our Named Executive Officers because stock options allow our Named Executive Officers to realize value from this form of equity compensation only if our stock price increases, and restricted stock awards align the interests of our Named Executive Officers with the interests of our stockholders generally. Common stock issued pursuant to restricted stock awards is subject to our right of reacquisition which lapses in accordance with the vesting schedule of the restricted stock award.

We may grant equity awards at such times as our Board of Directors determines appropriate. Our executives generally are awarded an initial grant in the form of a stock option or in the case of Dr. Jeffries, a restricted stock award, in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to our initial public offering, we granted restricted stock awards to Dr. Jeffries pursuant to our 2018 Equity Incentive Plan (the “2018 Plan”). In connection with our initial public offering, we adopted our 2021 Equity Incentive Plan (the “2021 Plan”) as a successor to and continuation of our 2018 Plan, to allow for the grant of equity awards to our employees (including our Named Executive Officers), non-employee directors and consultants.

In January 2024, our Board of Directors granted a stock option to Drs. Jeffries and Kim to purchase 350,000 and 175,00 shares, respectively, of the Company’s common stock with vesting as follows: 20% of the shares will vest on January 1, 2025, 20% of the shares will vest in equal monthly installments over the following 12 months, 30% of the shares will vest in equal monthly installments over the following 12 months, and 30% of the shares will vest in equal monthly installments over the following 12 months. subject in each case to Continuous Service (as defined in the 2021 Plan) through the applicable vesting date. Each stock option has an exercise price per share equal to $2.54, which was the closing price per share of our common stock on the date of grant. Vesting for Dr. Kim's shares ceased upon termination of his Continuous Service in December 2024 and no shares were outstanding at December 31, 2024.

In January 2025, our Board of Directors granted a stock option to Drs. Shah and Jeffries to purchase 600,000 and 260,000 shares, respectively, of the Company’s common stock, with vesting as follows: 20% of the shares subject to the stock option will vest one year following January 1, 2025, 20% of the shares subject to the stock option will vest in equal monthly installments over the following 12 months, 30% of the shares subject to the stock option will vest in equal monthly installments over the following 12 months, and 30% of the shares subject to the Option will vest in equal monthly installments over the following 12 months, subject in each case to their Continuous Service (as defined in the 2021 Plan) through the applicable vesting date. Each stock option has an exercise price per share equal to $6.17, which was the closing price per share of our common stock on the date of grant.

All stock options are granted with an exercise price per share that is no less than the fair market value of our common stock on the date of grant of such award. Our stock option awards to employees (including our Named Executive Officers) generally vest over a four-year period or are milestone based and may be subject to acceleration of vesting and exercisability under certain termination and change in control events.

Outstanding Equity Awards as of December 31, 2024

The following table presents the outstanding equity incentive plan awards held by each Named Executive Officer as of December 31, 2024.

	Option Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price Per Share ($) (2)	Option Expiration Date
Pratik Shah, Ph.D.	9/1/2023(3)	—	—	525,000	2.48	8/31/2033
	9/1/2023(4)	—	—	525,000	2.48	8/31/2033
	9/1/2023(5)	350,000	700,000	—	2.48	8/31/2033
	2/1/2023(6)	152,166	262,834	—	7.97	1/31/2033
	2/1/2022(7)	308,750	166,250	—	12.77	1/31/2032
Sean Jeffries, Ph.D.	1/2/2024(8)	—	350,000	—	2.54	1/1/2034
	2/1/2023(6)	51,333	88,667	—	7.97	1/31/2033
	2/1/2022(7)	227,500	122,500	—	12.77	1/31/2032
Jae B. Kim, M.D.	2/1/2023(6)	42,166	—	—	7.97	1/31/2033
	2/1/2022(9)	223,125	—	—	12.77	1/31/2032

(1) All options were granted under the 2021 Plan.

(2)
All of the option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, which was the closing price per share of our common stock on the grant date.
(3)
The shares subject to this option shall vest as follows: 25% of the shares subject to the option vest one year following August 25, 2023, and thereafter the balance of the shares vest in equal monthly installments over the following 36 months; provided that, as an additional condition to vesting, an investigational new drug application for a product candidate for the treatment of Friedrich ataxia (“FA”) submitted by the Company after September 1, 2023 receives clearance from the U.S. Food and Drug Administration.
(4)
The shares subject to this option shall vest as follows: 25% of the shares subject to the option vest one year following August 25, 2023, and thereafter the balance of the shares vest in equal monthly installments over the following 36 months; provided that, as an additional condition to vesting, the Company initiates a Phase 2a clinical trial for a product candidate for the treatment of FA.
(5)
The shares subject to this option shall vest as follows: 25% of the shares subject to the option vest one year following August 25, 2023, and thereafter the balance of the shares vest in equal monthly installments over the following 36 months.
(6)
The shares subject to this option shall vest as follows: (i) 20% of the shares subject to the option will vest one year following the February 1, 2023, (ii) 20% of the shares subject to the option will vest in equal monthly installments over the following 12 months, (iii) 30% of the shares subject to the option will vest in equal monthly installments over the following 12 months and (iv) 30% of the shares subject to the option will vest in equal monthly installments over the following 12 months, subject in each case to such optionholder’s Continuous Service through each applicable vesting date. Vesting for Dr. Kim's shares ceased upon termination of his Continuous Service in December 2024.
(7)
The shares subject to this option shall vest as follows: (i) 20% of the shares subject to the option will vest one year following the February 1, 2022, (ii) 20% of the shares subject to the option will vest in equal monthly installments over the following 12 months, (iii) 30% of the shares subject to the option will vest in equal monthly installments over the following 12 months and (iv) 30% of the shares subject to the option will vest in equal monthly installments over the following 12 months, subject in each case to such optionholder’s Continuous Service through each applicable vesting date.
(8)
The shares subject to this option shall vest as follows: (i) 20% of the shares subject to the option will vest on January 1, 2025, (ii) 20% of the shares will vest in equal monthly installments over the following 12 months, (iii) 30% of the shares will vest in equal monthly installments over the following 12 months, and (iv) 30% of the shares will vest in equal monthly installments over the following 12 months.

(9)
The shares subject to this option shall vest as follows: 25% of the shares subject to the option will vest one year following February 1, 2022, and the balance will vest in equal monthly installments thereafter over the next 36 months, subject in each case to Dr. Kim’s Continuous Service through the applicable vesting date. Vesting ceased upon termination of Dr. Kim's Continuous Service in December 2024.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board of Directors or Compensation Committee may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Employment Agreements with Named Executive Officers

We have entered into a letter agreement with each of our Named Executive Officers. The agreements generally provide for at-will employment and set forth the executive officer’s initial base salary, annual performance bonus opportunity, initial equity grant amount and eligibility for employee benefits. In addition, each of our Named Executive Officers has executed a form of our standard proprietary information and invention assignment agreement. The key terms of the letter agreements are described below.

Pratik Shah, Ph.D. We entered into an offer letter with Dr. Shah in March 2020, which governs the current terms of his employment with us. Pursuant to the agreement, Dr. Shah was initially entitled to an initial annual base salary of $300,000, which was subsequently increased by our Board of Directors as shown in the Summary Compensation Table, to $360,600 in January 2023 for the fiscal year ended December 31, 2023, and Dr. Shah was eligible to receive a target annual performance bonus of 55% of his annual base salary based upon the achievement of certain corporate and individual objectives as determined by our Board of Directors for the year ended December 31, 2023. Dr. Shah's annual base salary was increased to $395,000, effective January 1, 2024, and his annual target bonus was increased to 60% of his annual base salary for the year ended December 31, 2024.

Dr. Shah’s offer letter provides that, if his employment is terminated by us without “cause” (other than as a result of death or disability) or Dr. Shah resigns for “good reason” (each, as defined in Dr. Shah’s offer letter), he will be entitled to receive continued payment of his then-current base salary for 12 months. In addition, we will be required to pay the premiums for Dr. Shah’s COBRA continuation health coverage for up to 12 months. Dr. Shah is also entitled to a full gross-up of any excise taxes incurred by Dr. Shah in connection with a change in control.

Sean Jeffries, Ph.D. We entered into a letter agreement with Dr. Jeffries in May 2019, which governs the current terms of Dr. Jeffries’ employment with us. Pursuant to the agreement, Dr. Jeffries was initially entitled to an annual base salary of $270,000, which was subsequently increased by the Compensation Committee as shown in the Summary Compensation Table, to $416,010 in January 2023 for the fiscal year ended December 31, 2023. In addition, our Compensation Committee subsequently approved a target bonus opportunity for Dr. Jeffries, pursuant to which Dr. Jeffries is eligible to receive an annual performance bonus of 40% of his annual base salary upon the achievement of certain corporate and individual objectives as determined by our Board of Directors. Dr. Jeffries’ annual base salary was increased to $432,650, effective January 1, 2024.

Jae B. Kim, M.D. We entered into a letter agreement with Dr. Kim in January 2022, which governed the terms of Dr. Kim’s employment with us. Pursuant to the agreement, Dr. Kim’s annual base salary was subject to review and increase from time to time, and was most recently increased to $483,260 for the year ended December 31, 2024. In addition, Dr. Kim’s letter agreement entitled him to receive an annual performance bonus of 40% of his annual base salary upon the achievement of certain corporate and individual objectives as determined by our Board of Directors. In September 2024, Dr. Kim resigned as our Chief Medical Officer.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which a Named Executive Officer’s service terminates, each Named Executive Officer is entitled to receive amounts earned during his term of service, including unpaid salary and unused paid time off, as applicable. Dr. Shah is entitled to certain severance benefits under his employment offer letter, subject to his execution of a release of claims, return of all company property, compliance with post-termination obligations and resignation from all positions with us.

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. In 2022, in order to attract and retain employees with superior talent, we began making matching contributions to the 401(k) plan on behalf of participants representing a $1 match for every $1 contributed by an employee on the initial 3% of the employee’s compensation contributed to such employee’s 401(k) plan and $0.50 for every $1 contributed by an employee on the next 2% of the employee’s compensation contributed to such employee’s 401(k) plan. 50% of the matching contribution vests on the first anniversary of the employee’s date of hire and the remaining 50% of the matching contribution vests on the second anniversary of the employee’s date of hire. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Other Compensation and Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision and life insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our Named Executive Officers. We generally do not provide perquisites or personal benefits to our Named Executive Officers, except in limited circumstances.

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules

Equity Compensation Arrangements

Since our initial public offering, we have granted stock options to employees, including Named Executive Officers, under our 2021 Plan. Prior to the initial public offering, we granted stock options and other equity awards under our 2018 Plan. Also, since our initial public offering, we have maintained the ESPP to provide additional long-term equity incentives to our employees and Named Executive Officers. The following is a brief summary of the material terms of each of our equity compensation plans.

2021 Equity Incentive Plan

Types of Awards. Our 2021 Plan provides for the grant of incentive stock options (ISOs) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (NSOs), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants, including employees and consultants of our affiliates.

Corporate Transactions. The following applies to stock awards under the 2021 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2021 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.

Change in Control. In the event of a change in control, as defined under our 2021 Plan, awards granted under our 2021 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Under our 2021 Plan, a corporate transaction is defined to include: (i) a sale of all or substantially all of our assets; (ii) the sale or disposition of more than 50% of our outstanding securities; (iii) the consummation of a merger or consolidation where we do not survive the transaction; and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder. Under the 2021 Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (3) the approval by the stockholders or the Board of Directors of a plan of complete dissolution or liquidation of the company, or the occurrence of a complete dissolution or liquidation of the company, except for a liquidation into a parent corporation; (4) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; and (5) an unapproved change in the majority of the Board of Directors.

2021 Employee Stock Purchase Plan

The 2021 Employee Stock Purchase Plan (ESPP) is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code for U.S. employees. Under the ESPP, all of our regular employees, including our Named Executive Officers, and employees of any of our parent or subsidiary companies designated by the Board of Directors as eligible to participate may participate and may contribute, normally through payroll deductions, up to 15% of their earnings up to a total of $25,000 per purchase period for the purchase of our common stock under the ESPP. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by the Board of Directors, shares of our common stock are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of a share of our common stock on the first date of an offering or (b) 85% of the fair market value of a share of our common stock on the date of purchase.

Corporate Transactions. In the event of certain significant corporate transactions, including: (i) a sale of all or substantially all of our assets; (ii) the sale or disposition of more than 50% of our outstanding securities; (iii) the consummation of a merger or consolidation where we do not survive the transaction; and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to all of our equity compensation plans in effect on that date.

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2018 Equity Incentive Plan(1)	593,007	$3.57	—
2021 Equity Incentive Plan(2)	9,735,170	$7.16	6,122,854
2021 Employee Stock Purchase Plan(3)	—	$—	1,904,599
Total equity compensation plans approved by security holders	10,328,177		8,027,453
Equity compensation plans not approved by security holders(4)	—		—

(1)
Upon adoption of our 2021 Plan, we restricted future grants from our 2018 Plan. Shares of our common stock reserved for issuance under the 2018 Plan that are repurchased, forfeited, expired, or cancelled increase the number of shares of our common stock reserved for issuance under the 2021 Plan.

(2)
Under the terms of our 2021 Plan, the number of shares of our common stock reserved for issuance under our 2021 Plan will automatically increase on January 1 of each year through January 1, 2031 by a number of shares equal to (i) 5% of the total number of shares of our capital stock outstanding on the last day of the calendar month before the date of each automatic increase, or (ii) a lesser amount determined by our Board of Directors.
(3)
Under the terms of our ESPP, the number of shares of our common stock reserved for issuance under our ESPP will automatically increase on January 1 of each calendar year through January 1, 2031 by a number of shares equal to the lesser of (i) 1% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year; (ii) 1,200,000 shares; or (iii) a lesser amount determined by our Board of Directors.
(4)
As of December 31, 2024, we did not have any equity compensation plans that were not approved by our stockholders.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including its named executive officers. Historically, the Company has generally granted new-hire option awards to its executive officers and certain other senior officers on the first trading day of the month following the officer’s start date. Annual refresh employee option grants are generally granted effective on the first trading day of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee or the Board of Directors occurring in the fourth quarter of the year preceding the grant.

Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described below under the heading, “Director Compensation—Non-Employee Director Compensation Policy.” The Company also maintains written option grant guidelines for its Non-Officer Stock Option Committee, which guidelines provide that (i) any new-hire grants shall be granted effective on the first trading day of the calendar month following the later of the employee’s employment start date (or the date the consultant commences providing services, in the case of a consultant) and the date of approval by the Non-Officer Stock Option Committee, and (ii) any promotion, annual refresh or consultant incentivization grant shall be granted effective as of the first trading day of the calendar month following the later of the promotion effective date (if applicable) and the date of approval by the Non-Officer Stock Option Committee. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features.

Option grants are generally made on the regular, predetermined grant dates as described above, pursuant to historical practice or the applicable option grant policy, regardless of whether there is any material nonpublic information (“MNPI”) about the Company on such dates. Such grant dates are not specifically timed in relation to the Company’s disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

DIRECTOR COMPENSATION

The following summarizes the compensation earned by each of the non-employee directors for the fiscal year ended December 31, 2024:

DIRECTOR COMPENSATION FOR FISCAL YEAR 2024

Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	Total ($)
Simeon George, M.D.	86,000	51,980	137,980
Stella Xu, Ph.D.(3)	20,007	—	20,007
Rodney Lappe, Ph.D.	65,000	51,980	116,980
John Schmid	66,000	51,980	117,980
Deepa Prasad	47,500	51,980	99,480
Heather Berger, Ph.D.	53,125	51,980	105,105
Arsani William, M.D.	59,500	51,980	111,480

(1)
The amounts reported in this column represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718.
(2)
The aggregate number of shares subject to outstanding stock options held as of December 31, 2024 by the non-employee directors who are listed in the table above, which includes grants made to the non-employee directors in 2024 and prior calendar years, are as follows: Dr. George: 64,000; Dr. Lappe: 133,186; Mr. Schmid: 64,000; Ms. Prasad: 79,000; Dr. Berger: 79,000; and Dr. William: 64,000.
(3)
Dr. Xu did not stand for re-election at the 2024 Annual Meeting of Stockholders and ceased to be a director on June 13, 2024.

In January 2025, our Board of Directors granted a stock option to Dr. Lappe to purchase 25,993 shares of the Company’s common stock, with vesting as follows: 25% of the shares subject to the stock option will vest one year following January 1, 2025, and the balance of the shares will vest in equal monthly installments on the corresponding day of each calendar month over the following 36 months, subject in each case to Dr. Lappe’s Continuous Service through each applicable vesting date. The option has an exercise price per share equal to $6.17, which was the closing price per share of our common stock on the date of grant. The grant date fair value of this option was $4.59 per share.

Non-Employee Director Compensation Policy

Our Board of Directors adopted a non-employee director compensation policy in March 2021 that became effective on March 25, 2021 and applies to all of our non-employee directors. The compensation policy was amended by the Board in December 2023, effective for compensation as of January 1, 2024. The compensation policy effective as of 2024 provides that each such non-employee director will receive the following compensation for service on our Board of Directors:

•
an annual cash retainer of $40,000;
•
an additional annual cash retainer of $30,000 for service as Chair of Board of Directors;
•
an additional cash retainer of $35,000 for service as Lead Independent Director of the Board of Directors;
•
an additional annual cash retainer of $7,500, $6,000, $5,000 and $7,500 for service as a member of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Research and Development Committee, respectively;

•
an additional annual cash retainer of $20,000, $12,000, $10,000 and $8,000 for service as chair of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Research and Development Committee, respectively (in lieu of the committee member retainer described above);
•
an initial option grant to purchase 30,000 shares of our common stock on the date of each such non-employee director’s appointment to our Board of Directors, with the shares vesting in 36 equal monthly installments, subject to continued service as a director through the vesting date; and
•
an annual option grant to purchase 19,000 shares of our common stock on the date of each of our annual stockholder meetings for each continuing director (pro-rated for directors who have not served on the Board for 12 months prior to the applicable annual stockholder meeting based on the number of full months served on the Board), with the shares vesting in equal monthly installments over the 12 months following the date of grant, provided that such annual grant will vest in full upon the earlier of the first anniversary of the date of grant or the next annual stockholders meeting, subject to continued service as a director though the applicable vesting date.

Each of the option grants described above will be granted under our 2021 Plan, the terms of which are described in more detail above under the section titled “Executive and Director Compensation—Equity Compensation Arrangements—2021 Equity Incentive Plan.” Each such option grant will vest in full upon a change in control (as defined in the 2021 Plan). The term of each option will be ten years, subject to earlier termination as provided in the 2021 Plan. An eligible director may decline all or any portion of his or her compensation by giving notice to us prior to the date cash may be paid or equity awards are to be granted, as the case may be.

We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. Director’s fees are prorated to the date the director is appointed or elected.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Related-Person Transactions Policy and Procedures

In March 2021, we adopted, and in March 2025, we amended our written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were, or will be participants involving an amount that exceeds $120,000, or one percent of the average of our total assets at year end for the last two years. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy if (i) the related compensation is approved, or recommended to the Board for approval, by the Compensation Committee or (ii) the transaction involves the recovery of compensation pursuant to our Incentive Compensation Recoupment Policy. A related person is (a) any executive officer, director, nominee to become a director, including any of their immediate family members or (b) a holder of more than five percent of our common stock, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation should include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction, the availability of other sources of comparable products or services, and an assessment of whether the terms are comparable to the terms available from unrelated third parties. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our Audit Committee or another independent body of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to:

•
the risks, costs and benefits to us;
•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Certain Related-Person Transactions

The following sections summarize transactions since January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, or one percent of the average of our total assets at year-end for the last two years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, including any of their immediate family members and affiliates, including entities owned or controlled by such persons, had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which have been reported pursuant to Item 402 of Regulation S-K or in the case of an executive officer who is not a named executive officer, would have been reported pursuant to Item 402 of Regulation S-K if such executive officer were a named executive officer provided such compensation has been approved, or recommended to the Board of Directors for approval, by the Compensation Committee of the Board of Directors (or group of independent directors performing a similar function).

Consulting Arrangements

In March 2020, we entered into a consulting agreement with Marlinspike Group, LLC (Marlinspike) to provide management and business consulting services as well as business development support on an as-available basis for a monthly fee of $20,000. Pratik Shah, Ph.D., our Chief Executive Officer and Chairperson of the Board of Directors, is an executive officer of Marlinspike.

In December 2017, we entered into a consulting agreement with Aseem Z. Ansari, Ph.D., as amended in May 2018 and October 2020 (the “Research Consulting Agreement”). Dr. Ansari provides consulting services regarding molecules that modulate gene expression for commercial applications, including but not limited to human therapeutics, and oversees the research and development activities for a monthly fee of $15,000. In March 2021, in accordance with the terms of the Research Consulting Agreement, our Board of Directors approved extending the monthly fee under the agreement indefinitely, subject to any shorter period as determined in the sole discretion of our Board of Directors. In November 2023, we further amended the Research Consulting Agreement, discontinued the monthly fee effective October 1, 2023, and granted Dr. Ansari an option to purchase 100,000 shares of the Company's common stock with a grant date fair value of $1.72 per share.

Lease Agreement

In February 2021, we entered into a lease agreement with Crossing Holdings, LLC (Crossing Holdings) to rent approximately 12,370 square feet of laboratory and office space (the “Lease Agreement”). Pratik Shah, Ph.D. and entities that he controls are the sole members of Crossing Holdings. The space was delivered on September 1, 2021 and the lease commenced at that time. The term of the lease is 72 months after commencement with an option to extend the lease term for a period of three years.

In March 2022, we entered into the first amendment to the Lease Agreement with Crossing Holdings (the “Lease Amendment”) to lease approximately 4,900 square feet of additional office space in the same building (the “Expansion Premises”). The term of the Lease Amendment for the Expansion Premises commenced as of March 18, 2022 and will expire concurrently with the Lease Agreement with an option to extend under the same terms and conditions applicable to the original premises under the Lease Agreement. The Lease Amendment provided for an abatement of rent for the Expansion Premises through June 15, 2022. The Company took possession of the Expansion Premises in June 2022.

Indemnification Agreements

We have entered into indemnification agreements with certain of our current directors and executive officers. Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.

DELIQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

During the year ended December 31, 2024, each of Sean Jeffries and Julie Burgess were granted stock options on January 2, 2024 and the Form 4s for these grants were not filed until January 5, 2024.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Design Therapeutics, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Design Therapeutics, Inc. Direct your written request to Design Therapeutics, Inc., Attn: Mustapha Parekh, General Counsel, 6005 Hidden Valley Road, Suite 110, Carlsbad, CA 92011, or contact Mustapha Parekh at (858) 293-4900. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Pratik Shah, Ph.D.
President, Chief Executive Officer and Chairperson

April 24, 2025

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: Corporate Secretary, Design Therapeutics, Inc., 6005 Hidden Valley Road, Suite 110, Carlsbad, California 92011.

Logo D D E S I G N T H E R A P E U T I C S P.O. BOX 8016, CARY, NC 27512-9903 Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/DSGN Your vote matters! X Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Design Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 15, 2025 Tuesday, June 10, 2025 8:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/DSGN for information. Internet: www.proxypush.com/DSGN Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-665-0987 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Pacific Time, June 10, 2025. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Pratik Shah, Ph.D. and Sean Jeffries, Ph.D. (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Design Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Logo D D E S I G N T H E R A P E U T I C S Design Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: x THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE 1. To elect the three nominees for Class I director named herein to serve for three-year terms until the 2028 Annual Meeting of Stockholders. 1.01 Heather Berger, Ph.D. 1.02 Rodney Lappe, Ph.D. 1.03 John Schmid FOR WITHHOLD BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR 2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN FOR Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date